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                                                                      Exhibit 23





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference into this registration statement of our reports dated February 6, 1997 included in and incorporated by reference in LCI International, Inc.'s Form 10-K and amended Annual Report on Form 10K/A, for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Washington, D.C.,
  November 6, 1997